Exhibit 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                                                   June 27, 2006

      We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No.333-119887, 333-119590, 333-61916, 3333-61672,
3333-17011, 333-16635, 033-60607) of Community Bank System, Inc. of our report dated June 27, 2006 appearing in the Annual Report on Form 11-K of Community Bank System, Inc. 401(k) Employee Stock Ownership Plan for the year ended December 31, 2005.

                                                       /s/ Dannible & McKee, LLP

                                                       Dannible & McKee, LLP
                                                       Syracuse, New York